UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INFINERA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/13/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Form-10K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/29/08.

To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639**Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

INFINERA CORPORATION

INFINERA CORPORATION Vote In Person

169 JAVA DRIVE Many shareholder meetings have attendance requirements SUNNYVALE, CA 94089 including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location

The Annual Meeting for holders as of March 14, 2008 is to be held on May 13, 2008 at 10:00 a.m. at: 169 Java Drive Sunnyvale, CA 94089

Meeting Directions

From the North (San Francisco Airport)

Take 101 South

Take the 237 East exit towards Alviso/Milpitas, and merge onto 237 East. Take the Mathilda Avenue Exit and turn left onto Mathilda Turn right onto Java Drive Make a U-Turn at Borregas Infinera is located on your right at 169 Java Drive

From the South (San Jose Airport)

Take 101 North

Take the Mathilda Avenue North Exit, and merge onto Mathilda, traveling north Turn right onto Java Drive Make a U-Turn at Borregas Infinera is located on your right at 169 Java Drive

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Voting items

1. To elect the following Class I director to serve until the 2011 annual meeting of stockholders or until his successor has been duly elected and qualified.

Class I Director Nominee:

01) Alexandre Balkanski

2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Infinera Corporation for its fiscal year ending December 27, 2008.

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